STRONG CONSERVATIVE EQUITY FUNDS
STRONG AMERICAN UTILITIES FUND                  STRONG FUNDS
STRONG ASSET ALLOCATION FUND                    P.O. Box 2936
STRONG BLUE CHIP 100 FUND                       Milwaukee, Wisconsin 53201
STRONG EQUITY INCOME FUND                       TELEPHONE: (414) 359-1400
STRONG GROWTH AND INCOME FUND                   TOLL-FREE: (800) 368-3863
STRONG LIMITED RESOURCES FUND                   DEVICE FOR THE HEARING-IMPAIRED:
STRONG TOTAL RETURN FUND                       (800) 999-2780
                                                www.strong-funds.com
The Strong Family of Funds ("Strong Funds") is a family of more than thirty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Conservative Equity Funds are described in this Prospectus.
This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated March 1, 1998 ("SAI"), which contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). The SAI, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Funds after reading this Prospectus, you may do so by accessing the SEC's World Wide Web site (http://www.sec.gov) that contains the SAI regarding the Funds and other related materials.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.


                         March 1, 1998, as supplemented
                               November 2, 1998

                        STRONG CONSERVATIVE EQUITY FUNDS
The Strong Asset Allocation Fund, Inc. and Strong Total Return Fund, Inc. are separately incorporated, diversified, open-end management investment companies. Strong American Utilities Fund is a non-diversified series, and Strong Equity Income, Strong Growth and Income, Strong Blue Chip 100, and Strong Limited Resources Funds are diversified series of Strong Conservative Equity Funds, Inc., which is an open-end management investment company.
STRONG AMERICAN UTILITIES FUND ("American Utilities Fund") seeks total return by investing for both income and capital growth. The Fund invests primarily in the equity securities of public utility companies headquartered in the United States.
STRONG ASSET ALLOCATION FUND ("Asset Allocation Fund") seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and cash.
STRONG BLUE CHIP 100 FUND ("Blue Chip 100 Fund") seeks total return by investing for capital growth and income. Under normal market conditions, the Fund intends on being fully invested in common stocks issued by blue-chip companies.
STRONG EQUITY INCOME FUND ("Equity Income Fund") seeks total return by investing for both income and capital growth. The Fund invests primarily in dividend-paying equity securities.
STRONG GROWTH AND INCOME FUND ("Growth and Income Fund") seeks high total return by investing for capital growth and income. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings. STRONG LIMITED RESOURCES FUND ("Limited Resources Fund") seeks total return by investing for capital growth and income. Under normal market conditions, the Fund invests primarily in the equity securities of issuers principally engaged in the energy and other natural resources industries with a focus on mid- and large-cap stocks that pay current dividends and offer potential growth of earnings.
STRONG TOTAL RETURN FUND ("Total Return Fund") seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-sized growth companies with steady or growing dividends.

                               TABLE OF CONTENTS

EXPENSES                                                                    I-4
FINANCIAL HIGHLIGHTS                                                        I-5
HIGHLIGHTS                                                                  I-11
INVESTMENT OBJECTIVES AND POLICIES                                          I-12
     Comparing the Funds                I-13
     Strong American Utilities Fund     I-14
     Strong Asset Allocation Fund       I-14
     Strong Blue Chip 100 Fund          I-15
     Strong Equity Income Fund          I-16
     Strong Growth and Income Fund      I-16
     Strong Limited Resources Fund      I-17
     Strong Total Return Fund           I-18


IMPLEMENTATION OF POLICIES AND RISKS                                        I-18
ABOUT THE FUNDS                                                             I-30
SHAREHOLDER MANUAL                                                          II-1
APPENDIX                                                                    A-1

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                                    EXPENSES
The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.
                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                  NONE
Sales Load Imposed on Reinvested Dividends       NONE
Deferred Sales Load                              NONE
Redemption Fees                                  NONE
Exchange Fees                                    NONE

There are certain charges associated with retirement accounts (such as a $10 charge for closing an IRA account) and with certain other special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge fees for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")
                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

                     MANAGEMENT     OTHER        12B-1     TOTAL OPERATING
       FUND             FEES       EXPENSES       FEES         EXPENSES
------------------  -----------  -----------  -----------  ---------------
American Utilities  0.75%        0.38%            NONE     1.13%
------------------  -----------  -----------  -----------  ---------------
Asset Allocation    0.80         0.31             NONE     1.11
------------------  -----------  -----------  -----------  ---------------
Blue Chip 100       0.75         1.23             NONE     1.98
------------------  -----------  -----------  -----------  ---------------
Equity Income       0.80         0.34             NONE     1.14
------------------  -----------  -----------  -----------  ---------------
Growth and Income   0.80         0.40             NONE     1.20
------------------  -----------  -----------  -----------  ---------------
Limited Resources   1.00         0.91             NONE     1.91
------------------  -----------  -----------  -----------  ---------------
Total Return        0.80         0.26             NONE     1.06
------------------  -----------  -----------  -----------  ---------------

From time to time, the Funds' investment advisor, Strong Capital Management, Inc. ("Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. Except for the Blue Chip 100 and Limited Resources Funds, the expenses specified in the table above are based on actual expenses incurred for the fiscal year ended October 31, 1997. Since the Blue Chip 100 and Limited Resources Funds did not begin operations until June 30, 1997 and September 30, 1997, respectively, the Other Expenses have been estimated. During the fiscal year ended October 31, 1997, the Advisor absorbed certain expenses for the Blue Chip 100 Fund. The actual total operating expenses incurred for such fiscal year by the Blue Chip 100 Fund after absorptions was 0.98%. Therefore the expenses specified in the table above for the Blue Chip 100 Fund have been restated to include such absorptions. For additional information concerning fees and expenses, see "About the Funds - Management."

EXAMPLE.  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

           PERIOD (IN YEARS)
       FUND            1       3       5      10

American Utilities  $12     $36     $62     $137
Asset Allocation    11      35      61      135
Blue Chip 100       20      62      107     231
Equity Income       12      36      63      139
Growth and Income   12      38      66      145
Limited Resources   19      60      103     223
Total Return        11      34      58      129

The Example is based on each Fund's "Total Operating Expenses" before any absorptions, as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.
                              FINANCIAL HIGHLIGHTS
The following annual Financial Highlights for each of the Funds has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the Funds for the fiscal year ended October 31, 1997 is included in the Annual Report of the Conservative Equity Funds that is contained in the Funds' SAI. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual Report. In addition, unaudited interim Financial Highlights for the Limited Resources Fund for the two-month period ended December 31, 1997 are provided in accordance with SEC requirements pertaining to new mutual funds. Additional information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of each of the Funds, outstanding for the entire period ended as indicated.

STRONG AMERICAN UTILITIES FUND


SELECTED PER-SHARE DATA (a)


Income From Investment Operations      Less Distributions


                                       Net Realized
                 Net Asset             and Unrealized Total                           In Excess          Net Asset
                 Value,     Net        Gains          from       From Net    From Net of Net    Total    Value,
                 Beginning  Investment (Losses) on    Investment Investment  Realized Realized  Distrib- End of
                 of Period  Income     Investments    Operations Income      Gains    Gains     utions   Period
Oct. 31, 1997    $12.64     $0.40      $1.98          $2.38       ($0.38)    ($0.67)    --      ($1.05)  $13.97
Oct. 31, 1996    11.73      0.40       0.90           1.30        (0.39)      --        --      (0.39)    12.64
Oct. 31, 1995(c) 9.46       0.27       2.25           2.52        (0.25)      --        --      (0.25)    11.73
Dec. 31, 1994    10.19      0.46       (0.73)         (0.27)      (0.46)      --        --      (0.46)     9.46
Dec. 31, 1993(d) 10.00      0.18       0.27           0.45        (0.18)     (0.05)   ($0.03)   (0.26)    10.19

Ratios and Supplemental Data

         Net                     Ratio of Expenses  Ratio of Net
         Assets,     Ratio of    to Average Net     Investment                  Average
         End of      Expenses    Assets Without     Income        Portfolio     Commission
Total    Period (In  to Average  Waivers and        to Average    Turnover      Rate
Return   Millions)   Net Assets  Absorptions        Net Assets    Rate          Paid(b)
+19.7%   $135        1.1%        1.1%               3.0%          61.9%         $0.0598
+11.2%   122         1.2%        1.2%               3.2%          84.0%         0.0599
+26.9%   92          1.2%*       1.2%*              3.4%*         56.4%
-2.6%    38          0.5%        1.6%               4.8%          105.4%
+4.5%    32          0.0%*       1.4%*              5.6%*         89.3%

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.
(d) Inception date is July 1, 1993. Total return and portfolio turnover rate are not annualized.



STRONG ASSET ALLOCATION FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations      Less Distributions


                                   Net Real-
                                   ized and
                                   Unreal-      Total             In Excess
                Net Asset  Net     lized        from     From Net of Net           In Excess                  Net Asset
                Value,     Invest- Gains        Invest-  Invest-  Invest- From Net of Net    Return  Total    Value,
                Beginning  ment    (Losses) on  ment Op- ment     ment    Realized Realized  of      Distrib- End of
                of Period  Income  Investments  erations Income   Income  Gains    Gains     Capital utions   Period
Oct. 31, 1997    $20.12    $0.67   $2.96        $3.63    ($0.67)  ($0.10) ($1.54)   --        --     ($2.31)   $21.44
Oct. 31, 1996    20.31     0.78     1.05         1.83     (0.84)    --    (1.18)    --        --     (2.02)     20.12
Oct. 31, 1995(c) 17.91     0.66     2.32         2.98     (0.58)    --      --      --        --     (0.58)     20.31
Dec. 31, 1994    19.06     0.70    (0.99)       (0.29)    (0.70)    --      --    ($0.16)     --     (0.86)     17.91
Dec. 31, 1993    18.49     0.82     1.81         2.63     (0.82)    --    (1.24)    --        --     (2.06)     19.06
Dec. 31, 1992    19.68     0.87    (0.25)        0.62     (0.87)    --    (0.94)    --        --     (1.81)     18.49
Dec. 31, 1991    17.50     0.94     2.41         3.35     (0.97)    --    (0.20)    --        --     (1.17)     19.68
Dec. 31, 1990    18.41     1.12    (0.65)        0.47     (1.38)    --      --      --        --     (1.38)     17.50
Dec. 31, 1989    17.57     1.22     0.73         1.95     (0.97)    --    (0.14)    --        --     (1.11)     18.41
Dec. 31, 1988    17.60     1.39     0.19         1.58     (1.38)    --      --      --       ($0.23) (1.61)     17.57
Dec. 31, 1987    22.18     0.85    (0.70)        0.15     (1.78)    --    (2.95)    --        --     (4.73)     17.60

Ratios and Supplemental Data


        Net                     Ratio of Net
        Assets,     Ratio of    Investment                 Average
        End of      Expenses    Income        Portfolio    Commission
Total   Period (In  to Average  to Average    Turnover     Rate
Return  Millions)   Net Assets  Net Assets    Rate         Paid(b)
+19.3%  $277        1.1%        3.2%          276.5%       $0.0443
+9.5%   263         1.1%        3.9%          446.7%       0.0469
+16.8%  261         1.2%*       4.1%*         326.8%
-1.5%   249         1.2%        3.8%          359.7%
+14.5%  254         1.2%        4.2%          348.3%
+3.2%   208         1.2%        4.4%          320.4%
+19.6%  215         1.3%        5.1%          418.4%
+2.8%   204         1.3%        6.1%          319.6%
+11.2%  241         1.3%        6.6%          206.5%
+9.2%   256         1.2%        7.5%          426.2%
-0.3%   273         1.1%        4.2%          336.5%

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.


STRONG BLUE CHIP 100 FUND


SELECTED PER-SHARE DATA (a)


Income From Investment Operations      Less Distributions

                                                                                               <C
                  Net Asset              Net Realized    Total                                  Net Asset
                  Value,     Net         and Unrealized  from         From Net                  Value,
                  Beginning  Investment  Gains on        Investment   Investment Total          End of
                  of Period  Income      Investments     Operations   Income     Distributions  Period
Oct. 31, 1997(b)  $10.00     $0.01       $0.38           $0.39         --            --         $10.39

Ratios and Supplemental Data

                                               Ratio of Expenses   Ratio of Net
              Net Assets,     Ratio of         to Average Net      Investment              Average
              End of          Expenses         Assets Without      Income       Portfolio  Commission
Total         Period (In      to Average       Waivers and         to Average   Turnover   Rate
Return        Millions)       Net Assets       Absorptions         Net Assets   Rate       Paid
+3.9%         $5              1.0%*            2.0%*               0.6%*        21.5%      $0.0209

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is June 30, 1997. Total return and portfolio turnover rate are not annualized.

STRONG EQUITY INCOME FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations      Less Distributions



                                     Net Real-
                 Net Asset  Net      lized and   Total                          Net Asset
                 Value,     Invest-  Unrealized  from       From Net   Total    Value,
                 Beginning  ment     Gains on    Investment Investment Distrib- End of
                 of Period  Income   Investments Operations Income     utions   period
Oct. 31, 1997    $12.03     $0.13    $3.81       $3.94      ($0.13)    ($0.13)  $15.84
Oct. 31, 1996(b)  10.00      0.12     2.02        2.14       (0.11)     (0.11)   12.03


Ratios and Supplemental Data

        Net                          Ratio of Net
        Assets,          Ratio of    Investment                        Average
        End of           Expenses    Income           Portfolio        Commission
Total   Period (In       to Average  to Average       Turnover         Rate
Return  Millions)        Net Assets  Net Assets       Rate             Paid
+32.9%  $134             1.1%        0.9%             152.6%           $0.0689
+21.5%  29               1.3%*       1.6%*            158.3%           0.0633

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.


STRONG GROWTH AND INCOME FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations      Less Distributions

                   Net Asset              Net Realized    Total                                           Net Asset
                   Value,     Net         and Unrealized  from       From Net   From Net                  Value,
                   Beginning  Investment  Gains on        Investment Investment Realized   Total          End of
                   of Period  Income      Investments     Operations Income     Gains      Distributions  Period
Oct. 31, 1997      $12.38     $0.07       $3.99           $4.06      ($0.07)    ($0.02)    ($0.09)        $16.35
Oct. 31, 1996 (b)  10.00      0.04        2.38            2.42       (0.04)        --       (0.04)         12.38

Ratios and Supplemental Data

        Net                          Ratio of Net
        Assets,     Ratio of         Investment                        Average
        End of      Expenses         Income           Portfolio        Commission
Total   Period (In  to Average       to Average       Turnover         Rate
Return  Millions)   Net Assets       Net Assets       Rate             Paid
+32.9%  $227        1.2%             0.5%             237.8%           $0.0687
+24.2%  18          1.9%*            0.6%*            174.1%           0.0667

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.

STRONG LIMITED RESOURCES FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations             Less Distributions



                                      Net Real-
                  Net Asset  Net      lized and   Total                           Net Asset
                  Value,     Invest-  Unrealized  from       From Net    Total    Value,
                  Beginning  ment     Losses on   Investment Investment  Distrib- End of
                  of Period  Income   Investments Operations Income      utions   Period
Oct. 31, 1997(c)  $10.00      --     ($0.49)     ($0.49)      --          --       $9.51

Ratios and Supplemental Data

        Net                     Ratio of Net
        Assets,     Ratio of    Investment               Average
        End of      Expenses    Income        Portfolio  Commission
Total   Period (In  to Average  to Average    Turnover   Rate
Return  Millions)   Net Assets  Net Assets    Rate       Paid
-4.9%     $5         2.0%*       0.0%         1.2%      $0.0586

     *     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is September 30, 1997. Total return and portfolio turnover rate are not annualized.



STRONG TOTAL RETURN FUND

SELECTED PER-SHARE DATA (a)

Income From Investment Operations      Less Distributions

                                 Net Realized   Total                                                             Net
               Net Asset Net     and Unrealized from In-            In Excess           In Excess                 Asset
               Value,    Invest- Gains          vestment From Net   of Net     From Net of Net   Return  Total    Value,
               Beginning ment    (Losses) on    Opera-   Investment Investment Realized Realized of      Distrib- End of
               of Period Income  Investments    ations   Income     Income     Gains    Gains    Capital utions   Period
Oct. 31, 1997   $31.36   $0.19    $6.21         $6.40   ($0.19)    ($0.17)     ($4.74)   --       --     ($5.10) $32.66
Oct. 31, 1996    28.02    0.24     4.65          4.89    (0.24)     (0.06)     (1.25)    --       --      (1.55)  31.36
Oct. 31, 1995(c) 23.62    0.26     4.41          4.67    (0.26)     (0.01)       --      --       --      (0.27)  28.02
Dec. 31, 1994    24.30    0.25    (0.59)        (0.34)   (0.26)     (0.08)       --      --       --      (0.34)  23.62
Dec. 31, 1993    20.17    0.33     4.18          4.51    (0.33)       --         --      ($0.05)  --      (0.38)  24.30
Dec. 31, 1992    20.24    0.18    (0.08)         0.10    (0.17)       --         --      --       --      (0.17)  20.17
Dec. 31, 1991    15.34    0.22     4.90          5.12    (0.22)       --         --      --       --      (0.22)  20.24
Dec. 31, 1990    17.72    0.95    (2.19)        (1.24)   (1.14)       --         --      --       --      (1.14)  15.34
Dec. 31, 1989    18.96    1.55    (0.97)         0.58    (1.31)       --       (0.51)    --       --      (1.82)  17.72
Dec. 31, 1988    18.37    1.95     0.85          2.80    (1.96)       --         --      --     ($0.25)   (2.21)  18.96
Dec. 31, 1987    21.61    0.97     0.61          1.58    (1.65)       --       (3.17)    --       --      (4.82)  18.37

Ratios and Supplemental Data

        Net                          Ratio of Net
        Assets,     Ratio of         Investment                        Average
        End of      Expenses         Income           Portfolio        Commission
Total   Period (In  to Average       to Average       Turnover         Rate
Return  Millions)   Net Assets       Net Assets       Rate             Paid(b)
+23.4%  $832        1.1%             0.6%             404.6%           $0.0696
+18.0%  760         1.1%             0.8%             502.4%           0.0584
+19.8%  671         1.1%*            1.2%*            298.8%
-1.4%   607         1.2%             1.1%             290.4%
+22.5%  630         1.2%             1.4%             271.3%
+0.6%   588         1.3%             0.9%             371.8%
+33.6%  691         1.4%             1.3%             426.4%
-7.1%   647         1.4%             5.4%             312.3%
+2.6%   1,065       1.2%             7.7%             305.3%
+15.6%  1,005       1.2%             10.1%            281.1%
+6.0%   802         1.1%             5.2%             224.4%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (c) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.


                                   HIGHLIGHTS
INVESTMENT OBJECTIVES AND POLICIES
Each Fund has distinct investment objectives and policies. Each Fund seeks total return consistent with its investment objective and policies. The investment objective of each Fund is set forth under "Investment Objectives and Policies."
IMPLEMENTATION OF POLICIES AND RISKS
Subject to certain limitations, each Fund may invest in derivative transactions, including options, futures, and options on futures transactions. Each Fund (except the Blue Chip 100 Fund), may invest in foreign securities and engage in foreign currency transactions. Each Fund may invest in illiquid securities. The Asset Allocation Fund may engage in substantial short-term trading, which may result in high portfolio turnover rates. The American Utilities Fund is a "non-diversified" fund, which means that it may invest a larger proportion of its assets in the securities of a single issuer than a diversified fund. The Funds (except the Blue Chip 100 Fund) may invest in non-investment-grade debt obligations (commonly called "junk bonds") within specified limits. (See "Implementation of Policies and Risks.")
MANAGEMENT
The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $28.6 billion. W.H. Reaves & Co., Inc. ("Reaves") is the subadvisor for the American Utilities Fund. Scarborough Investment Advisers, LLC ("Scarborough") is the subadvisor for the Limited Resources Fund. (See "About the Funds - Management.")
PURCHASE AND REDEMPTION OF SHARES
You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading or at our site on the World Wide Web at http://www.strong-funds.com. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.") SHAREHOLDER SERVICES
Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange, and systematic withdrawal plans; and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.") DIVIDENDS AND OTHER DISTRIBUTIONS
The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")
                       INVESTMENT OBJECTIVES AND POLICIES
The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.
The Funds are each required or permitted to invest a substantial portion of their assets in equity securities. Each Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio. Although they are considered conservative equity funds - meaning that each Fund's net asset value is likely to be less volatile than that of a Fund invested solely for growth of capital - each Fund's net asset value is likely to fluctuate more than that of a fund invested solely for income. The Funds, therefore, are not appropriate for investors' short-term financial needs.

COMPARING THE FUNDS
The following summary is intended to distinguish the Funds and help you determine their suitability for your investments.

                    EQUITY   BOND
FUND                RANGE    RANGE       DIVERSIFIED  FOCUS
------------------------------------------------------------------------------
American Utilities  65-100%  0-35%       No           Utility and
                                                      Energy Stocks
------------------------------------------------------------------------------
Asset Allocation    30-70%   20-70%      Yes          Allocated Across Asset
                                                      Classes
------------------------------------------------------------------------------
Blue Chip 100       100%       --        Yes          100 Largest Blue Chip
                                                      Companies
------------------------------------------------------------------------------
Equity Income       65-100%   0-35%      Yes          Dividend-Paying Stocks
------------------------------------------------------------------------------
Growth and Income   65-100%   0-35%      Yes          Dividend-Paying and
                                                      Growth Stocks
------------------------------------------------------------------------------
Limited Resources   80-100%   0-20%      Yes          Energy and Natural
                                                      Resources Stocks
------------------------------------------------------------------------------
Total Return        60-100%   0-40%      Yes          Large- and Mid-Cap,
                                                      Dividend- Paying
                                                      Growth Stocks
------------------------------------------------------------------------------

Each Fund has adopted certain fundamental investment restrictions that are set forth in the SAI. Those restrictions, a Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.
Except as limited below, each Fund may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only by its best judgment as to what will help achieve each Fund's investment objective.
When the Advisor determines market conditions warrant a temporary defensive position, the Total Return Fund may invest up to 40% of its net assets, and the Asset Allocation, American Utilities, Blue Chip 100, Equity Income, Growth and Income, and Limited Resources Funds may invest without limitation in cash and short-term fixed income securities.
STRONG AMERICAN UTILITIES FUND
The American Utilities Fund seeks total return by investing for both income and capital growth.
The Fund normally will invest at least 65% of its total assets in the equity securities of public utility companies headquartered in the United States. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. Public utility companies include those engaged in the manufacture, production, generation, transmission, sale and/or distribution of water, gas, and electric energy, as well as those engaged in the communications industry, including providers of telephone, telegraph, satellite, cable television, microwave, and other communication facilities for the public, excluding public broadcasting companies. (See "Implementation of Policies and Risks - Public Utility Companies.")
The balance of the Fund, up to 35% of its total assets, may be invested in any type of security, including debt obligations and equity securities of companies in other industries. The Fund intends to use this allowance primarily to invest in the equity securities of energy companies, which may compose up to 25% of the Fund's total assets. (See "Implementation of Policies and Risks - Energy Companies.") The Fund may invest up to 5% of its net assets in non-investment-grade debt securities. (See "Implementation of Policies and Risks - - Debt Obligations.")
The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)
Under normal market conditions, the Fund expects to be fully invested in the equity securities of companies in the public utility and energy industries. STRONG ASSET ALLOCATION FUND
The Asset Allocation Fund seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets among a diversified portfolio of equity securities, bonds, and cash.
Under normal market conditions, the Fund's net assets will be allocated according to a benchmark of 60% equities, 35% bonds, and 5% cash. The Advisor intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, the Advisor may reallocate the Fund's net assets among these asset categories. Those allocations normally will be within the ranges indicated below. However, in pursuit of total return, the Advisor may under-allocate or over-allocate the Fund's net assets in a particular category.
                          ASSET-ALLOCATION CATEGORIES

                        PERCENTAGE OF FUND NET ASSETS
                        -----------------------------
CATEGORY OF INVESTMENT  BENCHMARK                      RANGE
----------------------  -----------------------------  ------
Equities                60%                            30-70%
Bonds                   35%                            20-70%
Cash                    5%                             0-50%

----------------------  -----------------------------  ------

Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.") The cash portion of the Fund may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit, and time deposits. The Fund may invest in obligations of domestic and foreign banks and their subsidiaries and branches.
The Fund also has the flexibility to take advantage of investment opportunities around the world by investing in foreign securities. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. (See "Implementation of Policies and Risks - Foreign Securities and Currencies.") Within the asset-allocation categories described above, the Advisor will allocate the Fund's investments among countries (including developing countries), geographic regions, and currencies in response to changing market and economic trends. In making geographic based allocations of investments, the Advisor will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels, and business conditions within various countries, as well as other macroeconomic, social, and political factors.
STRONG BLUE CHIP 100 FUND
The Blue Chip 100 Fund seeks total return by investing for capital growth and income.
Under normal market conditions, the Fund intends to be fully invested in a diversified portfolio of common stocks of the 100 largest market capitalization companies traded in the U.S., as determined by the Advisor (collectively, "Blue Chip Companies"). With approximately 50% of the Fund's net assets, the Fund will maintain capitalization-weighted positions in each of the Blue Chip Companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the capitalization-weighted total return of these companies. The remainder of the Fund's net assets will be invested in some or all of these Blue Chip Companies, as selected by the Advisor. Generally, the Fund will not have a position in any company greater than 5% of the Fund's net assets. The Fund typically maintains representation in as many market sectors as possible, but may concentrate in any sectors represented by the Blue Chip Companies.
The Advisor will regularly readjust the capitalization-weighted portion of the Fund's portfolio to reflect the current capitalization weightings of the Blue Chip Companies. The Advisor intends to frequently review the list of the Blue Chip Companies in which the Fund invests and update the list when necessary. When the Advisor determines market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities. The Fund may invest in dollar-denominated foreign securities to the extent that they are issued by Blue Chip Companies.
STRONG EQUITY INCOME FUND
The Equity Income Fund seeks total return by investing for both income and capital growth.
The Fund invests primarily in dividend-paying equity securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in dividend-paying equity securities, including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in non-dividend paying equity securities and intermediate- to long-term corporate or U.S. government bonds. The Fund may invest up to 10% of its net assets in non-investment-grade bonds. The Fund may invest up to 5% of its net assets in foreign securities, including both direct investment and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)
STRONG GROWTH AND INCOME FUND
The Growth and Income Fund seeks high total return by investing for capital growth and income.
Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, with a focus on those that pay current dividends and offer potential growth of earnings. At times, however, the Fund may invest in equity securities that are not currently paying dividends, but offer prospects for either capital growth or future income. Equity securities include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in intermediate- to long-term corporate or U.S. government bonds. The Fund may invest up to 5% of its net assets in non-investment-grade bonds. The Fund may invest up to 25% of net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)
STRONG LIMITED RESOURCES FUND
The Limited Resources Fund seeks total return by investing for capital growth and income.
Under normal market conditions, the Fund will invest at least 80% of its total assets in the equity securities of issuers principally engaged in the energy and other natural resources industries with a focus on mid- and large-cap stocks that pay current dividends and offer potential growth of earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. Energy and natural resource companies include companies principally engaged in the discovery, development, production, generation, transmission, or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. Such companies may:
- participate in the discovery and development of natural resources.
- own or produce natural resources.
- provide natural resources transportation, distribution, or processing services.
- contribute new technologies for the production or efficient use of natural resources.
- own or control oil, gas, or other mineral leases (which may or may not produce recoverable energy or resources), rights, or royalty interests.
- provide services or supplies related to natural resources such as drilling, well servicing, chemicals, parts, and equipment.
A company is deemed to be "principally engaged" in these industries if at the time of investment Scarborough believes that at least 50% of the company's (i) assets relate to, or (ii) revenues or profits are derived from, these industries. Energy sources include, but are not limited to, oil, natural gas, coal, nuclear power, and renewable energy sources, such as wind, solar, and geothermal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, then companies in these new areas will also be considered for investment by the Fund. Natural resources other than energy sources include, but are not limited to, basic materials such as chemicals, forest products, steel, copper, and aluminum.
The balance of the Fund, up to 20% of total assets, may be invested in any type of security, including debt obligations and equity securities of companies in industries other than the energy and other natural resource industries. The
Fund may invest up to 5% of its net assets in non-investment-grade debt securities. When Scarborough determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.
The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)
The Fund's investments will be concentrated in the energy and natural resources industries. This means that more than 25% of the Fund's total assets will normally be invested in these industries. Because the Fund's investments are concentrated, the value of its shares is especially affected by factors relating to these industries, and may fluctuate more widely than the value of shares of a fund which invests in a broader range of industries. For example, changes in crude oil prices may affect both those industries which produce, refine, and distribute petroleum products and industries which supply alternative sources of energy. In addition, certain of these industries are generally subject to greater government regulation than many other industries, and changes in regulatory policies may have a material effect on the business of companies in these industries.
STRONG TOTAL RETURN FUND
The Total Return Fund seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-sized growth companies with steady or growing dividends. (See "Implementation of Policies and Risks - Debt Obligations.")
Under normal market conditions, the Fund will invest at least 60% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund expects to invest at least 80% of its net assets in equity securities. At times, however, it may invest up to 40% of its net assets in intermediate- to long-term corporate or U.S. government bonds. The Fund may invest up to 5% of its net assets in non-investment-grade bonds. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)
                      IMPLEMENTATION OF POLICIES AND RISKS
In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. Each Fund may also engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI. DEBT OBLIGATIONS
IN GENERAL. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.
TYPES OF OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations; (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) trust preferred securities - certain obligations which have characteristics of both debt and preferred stock; (x) U.S. government securities; (xi) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and
(xii) municipal obligations.
CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of an obligation, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.
In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings, compiled by a number of nationally recognized statistical rating organizations, which include Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Duff & Phelps Rating Co., Thomson Bankwatch, Inc., and Fitch IBCA,
Inc. (collectively, "NRSROs"). Please refer to the Appendix in the Funds' SAI for a more detailed description of the ratings of the NRSROs.
INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:
- U.S. government securities;
- bonds or bank obligations rated in one of the four highest rating categories (E.G., BBB or higher by S&P);
- short-term notes rated in one of the two highest rating categories (E.G., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (E.G., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (E.G., A-3 or higher by S&P);

- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective. For purposes of determining whether a security is investment grade, the Advisor may use the highest rating assigned to that security by any NRSRO.
HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:
- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities. As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and/or interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.
It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.
See the Appendix for information concerning the credit quality of the Asset Allocation Fund's investments in debt obligations for the fiscal period ended October 31, 1997.
U.S. GOVERNMENT SECURITIES
U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:
- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.
Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
Each Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986 ("IRC") and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
PUBLIC UTILITY COMPANIES (AMERICAN UTILITIES FUND)
Under normal market conditions, at least 65% of the American Utilities Fund's total assets will be invested in the equity securities of public utility companies headquartered in the United States. Accordingly, the Fund's performance will depend in part on conditions in the public utility industry. Stocks of public utility companies have traditionally been attractive to conservative stock market investors because they have generally paid consistent and above-average dividends. The Fund's investments in public utility securities may or may not pay consistent and above-average dividends. Moreover, the securities of public utility companies can still be affected by the risks of the stock market, as well as factors specific to public utility companies. Government regulation of public utility companies can limit their ability to expand their businesses or to pass cost increases on to customers. Additionally, companies providing power or energy-related services may also be affected by the following factors: increases in fuel and other operating costs; high costs of borrowing to finance capital construction during inflationary periods; operational restrictions, increased costs, and delays associated with compliance with environmental and nuclear safety regulations; difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; risks associated with constructing and operating nuclear power plants; effects of energy conservation; and effects of regulatory changes. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole. Equity securities issued by public utility companies tend to be more affected by changes in interest rates than are the equity securities of other issuers and, therefore, may react to such changes somewhat like debt instruments. (See "Debt Obligations" above.)
In accordance with its investment objective and fundamental investment restrictions, the Fund will normally concentrate its investments in the public utility industry. This means that more than 25% of the value of the Fund's total assets will normally be invested in the public utility industry. The Fund does not have set policies to concentrate within any particular segment of the public utilities industry; however, the Subadvisor generally emphasizes investments in established electric utility, telephone, natural gas, and energy stocks with sound financial structures.

Due to the Fund's concentration of investments in the public utility industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, as discussed above, certain economic factors or specific events may exert a disproportionate impact upon the prices of equity securities of companies within the public utilities industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.
ENERGY COMPANIES (AMERICAN UTILITIES FUND)
Under normal market conditions, the American Utilities Fund anticipates it may invest a substantial portion, but not more than 25% of its total assets, in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. For purposes of this 25% investment limitation, energy companies shall exclude companies that are also public utility companies.
To the extent the Fund makes significant investments in energy companies, the Fund's performance will depend in part on conditions in the energy industry. The securities of companies in the energy industry are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date. Purchasing when-issued or delayed-delivery securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases these types of securities, it immediately assumes the risk of ownership, including the risk of price fluctuation.
The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the Fund's net asset value. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.
FOREIGN SECURITIES AND CURRENCIES
Each Fund (except the Blue Chip 100 Fund) may invest in foreign securities either directly or through the use of depositary receipts. The Blue Chip 100 Fund may only invest in dollar denominated foreign securities to the extent that they are issued by Blue Chip Companies. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. Foreign investments involve special risks, including:
- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;

- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.
The Asset Allocation Fund may invest in the foreign securities of issuers in developing countries. The risks of foreign investments are generally intensified for investments in developing countries. Risks of investing in such markets include:
- less social, political, and economic stability;
- smaller securities markets and the lower trading volume, which may result in a lack of liquidity and greater price volatility;
- certain national policies that may restrict a Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and
- less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.
In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investments in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.
The Asset Allocation Fund may also invest in debt obligations issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions, or by supranational issuers (collectively, sovereign debt). Investment in sovereign debt involves special risks. Certain foreign countries, particularly developing countries, have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange-rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.
Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Funds could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
The Funds (except for the Blue Chip 100 Fund) may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose consistent with their investment objectives. (See "Derivative Instruments.")

FOREIGN INVESTMENT COMPANIES
The Funds (except for the Blue Chip 100 Fund) may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 ("1940 Act"). The Funds do not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.
DERIVATIVE INSTRUMENTS
A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.
An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales, in which a Fund sells a security for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; (vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap";
(vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.
Derivatives may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified.

When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative. The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.
A Fund may also use derivative instruments to make investments that are consistent with a Fund's investment objective but that are impracticable or not feasible in the cash market (E.G. using derivative instruments to create a synthetic security or to derive exposure to a region or asset class when cash markets are inefficient and/or illiquid). A Fund will only engage in this strategy when the Advisor reasonably believes it to be more advantageous to the Fund.
In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.
MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.
Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.
The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.
The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.
SMALL AND MEDIUM COMPANIES
The Funds may invest a portion of their assets in the securities of small and medium companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.
DIVERSIFICATION
The American Utilities Fund is non-diversified. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than diversified funds, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.
ILLIQUID SECURITIES
Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and
Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.
CASH MANAGEMENT
Each Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share. Each Fund may also participate in pooled transactions involving cash and short-term fixed income securities with other Strong Funds.
PORTFOLIO TURNOVER
Historical portfolio turnover rates for the Funds are listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market circumstances, the rate of portfolio turnover of the Blue Chip 100 and Limited Resources Funds generally will not exceed 150%. However, during periods in which the Advisor deems it advisable to engage in substantial short-term trading, the rate of portfolio turnover may exceed 150%. The Asset Allocation and Total Return Funds each have a wide investment scope and an active management investment policy, which may result in higher portfolio turnover. The Asset Allocation Fund may engage in substantial short-term trading that involves significant risk and may be deemed speculative. Such trading will result in a higher portfolio turnover rate and correspondingly higher brokerage costs.
                                ABOUT THE FUNDS
MANAGEMENT
The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively, "Advisory Agreements") with Strong Capital Management, Inc. ("Advisor"). Except for the management fee arrangements, the Advisory Agreements are substantially identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.
ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of January 31, 1998, the Advisor had over $28.6 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.
As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Limited Resources Fund, 1.00%; Asset Allocation and Total Return Funds, .85% of the Fund's average daily net assets up to $35,000,000 and .80% of each Fund's average daily net assets in excess of $35,000,000; Equity Income and Growth and Income Funds, .80%; and American Utilities and Blue Chip 100 Funds, .75%. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.
The Advisor, Reaves, and Scarborough each permit portfolio managers and other persons who may have access to information about the purchase or sale of securities in a Fund's portfolio ("access persons") to purchase and sell securities for their own accounts, subject to their respective policies governing personal investing. These policies require access persons to conduct their personal investment activities in a manner that the Advisor, Reaves or Scarborough, respectively, each reasonably believes is not detrimental to the Fund which it advises or to its other advisory clients. Among other things, these policies require access persons to obtain preclearance before executing personal trades and prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.
SUBADVISOR FOR AMERICAN UTILITIES FUND. Under a subadvisory agreement ("Reaves Subadvisory Agreement") between the Advisor and W.H. Reaves & Co., Inc. ("Reaves"), Reaves, subject to the oversight and supervision of the American Utilities Fund's Board of Directors and the Advisor, provides a continuous investment program for the American Utilities Fund. Under the Reaves Subadvisory Agreement, Reaves is responsible for determining the securities to be purchased and sold by the Fund and for executing those transactions. However, the Advisor is responsible for managing the cash-equivalent investment maintained by the Fund in the ordinary course of its business, which is expected to equal approximately 5% - 7% of the Fund's total assets. As compensation for its services, the Advisor (not the Fund) pays Reaves a monthly fee at an annual rate of .50% on the first $200 million of the Fund's average daily net assets plus 40% of the Advisor's net management fee (after any waivers thereof) on that portion of the Fund's average daily net assets in excess of $200 million except that the foregoing percentage will be 50% on those average daily net assets between $1.0 billion and $1.5 billion. Reaves bears all of its own expenses in providing subadvisory services to the Fund. Reaves began conducting business in 1961. Since then, its principal business has been providing continuous investment supervision to institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves is a Delaware corporation. Mr. William H. Reaves is the controlling shareholder of Reaves. As of January 31, 1998, Reaves had over $1.5 billion under management. Its address is 10 Exchange Place, Jersey City, New Jersey 07302.
Reaves may also act as a broker for the American Utilities Fund. In order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees, or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with transactions involving similar securities being purchased or sold on any exchange during a comparable period of time. This standard allows Reaves to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.
                     HISTORICAL PERFORMANCE DATA OF REAVES
The following table sets forth the composite performance data of Reaves relating to the historical performance of actual, fee-paying, discretionary equity accounts and the designated equity portion (including designated cash reserves) of balanced accounts with assets over $1 million ("Equity Accounts") managed by Reaves, since the dates indicated, that have investment objectives, policies, strategies, and risks substantially similar to those of the American Utilities Fund. The data is provided to illustrate the past performance of Reaves in managing substantially similar accounts as measured against the Standard & Poor's 500 Stock Index ("S&P 500"), and does not represent the performance of the American Utilities Fund. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE AMERICAN UTILITIES FUND OR OF REAVES.
Reaves' composite performance data shown below was calculated in accordance with the recommended standards of the Association for Investment Management and Research (commonly referred to as AIMR)* retroactively applied for all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns reflect the deduction of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis.
The Equity Accounts that are included in Reaves' composite are not subject to the same type of expenses to which the American Utilities Fund is subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed on the American Utilities Fund by the Investment Company Act of 1940 or Subchapter M of the IRC. Consequently, the performance results for Reaves' composite could have been adversely affected if the Equity Accounts included in the composite had been regulated under the federal securities laws and Subchapter M of the IRC.

* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

The investment results of Reaves' composite presented below have been audited for all periods presented up to June 30, 1997. Reaves has its composite performance audited every three years. The investment results presented are not intended to predict or suggest the future returns of the Fund. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

                                         SUBADVISOR'S
                                         EQUITY
TIME PERIOD                              COMPOSITE      S&P 500(1)
Average Annual Returns (as of 12/31/97)
1 Year                                   28.3%          33.4%
3 Year                                   23.9%          31.2%
5 Year                                   16.3%          20.3%
10 Year                                  15.3%          18.0%
15 Year                                  17.9%          17.4%
1/1/78 - 12/31/97(2)                     17.7%          16.6%
Cumulative Returns
1/1/78 - 12/31/97(2)                   2492.0%        2054.2%


(1) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.
(2)  Reaves' Equity Composite began on January 1, 1978.
SUBADVISOR FOR LIMITED RESOURCES FUND. Under a subadvisory agreement ("Scarborough Subadvisory Agreement") between the Advisor and Scarborough Investment Advisers LLC ("Scarborough"), Scarborough, subject to the oversight and supervision of the Fund's Board of Directors and the Advisor, provides a continuous investment program for the Fund. Under the Scarborough Subadvisory Agreement, Scarborough is responsible for determining the securities to be purchased or sold by the Fund and for executing those transactions. However, the Advisor is responsible for managing the cash-equivalent investment maintained by the Fund in the ordinary course of business, which on average is expected to equal approximately 5% of the Fund's total assets. As compensation for its services, the Advisor (not the Fund) pays Scarborough a monthly fee at an annual rate of (i) .50% of the Fund's average daily net asset value on the first $250 million of the Fund's net assets, (ii) .40% of the Fund's average daily net asset value on the Fund's net assets over $250 million and up to $1.25 billion, and (iii) .35% of the Fund's average daily net asset value on the Fund's net assets over $1.25 billion. Scarborough bears all of its own expenses in providing subadvisory services to the Fund.
Scarborough began conducting business in 1996. Since then, its principal business has been providing continuous investment supervision to institutional investors and high net worth clients. Scarborough is a Delaware corporation. Mr. J. Richard Walton, Scarborough's President and Chief Investment Officer, is the controlling shareholder of Scarborough. As of January 31, 1998, Scarborough had over $11.6 million under management. Its address is 399 Park Avenue, 20th Floor, New York, New York 10022.
PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Funds.
                          STRONG ASSET ALLOCATION FUND
EQUITY COMPONENT


RIMAS M. MILAITIS. Mr. Milaitis serves as the portfolio manager of the equity portion of the Fund. Mr. Milaitis joined the Advisor in December of 1995. For the previous four years, he managed several conservative equity portfolios at Aon Advisors, Inc. ("AAI") in Chicago, Illinois. For two years prior to that, he served as an equity trader to AAI. Prior to working at AAI, Mr. Milaitis served for three years as an equity portfolio assistant to the Illinois State Board of Investment. Mr. Milaitis received his B.S. in

Economics in 1984 from Illinois State University and his M.B.A. in Finance in 1991 from DePaul University.
BOND AND CASH COMPONENTS
BRADLEY C. TANK. Mr. Tank co-manages the bond and cash portions of the Fund. Before joining the Advisor in June 1990, he spent eight years at Salomon Brothers Inc., where he was a fixed-income specialist and, for the last six years, a vice president. Mr. Tank received his B.A. in English in 1980 from the University of Wisconsin-Eau Claire and his M.B.A. in Finance in 1982 from the University of Wisconsin-Madison, where he also completed the Applied Securities Analysis Program. Mr. Tank currently chairs the Advisor's Fixed Income Investment Committee.
JEFFREY A. KOCH. Mr. Koch co-manages the bond and cash portions of the Fund. Mr. Koch joined the Advisor as a portfolio manager and securities analyst in June 1989. For a brief period prior to that, he was a market-maker clerk at Fossett Corporation, a clearing firm. Mr. Koch received his B.A. in Economics in 1987 from the University of Minnesota-Morris and his M.B.A. in Finance in 1989 from Washington University in St. Louis. Mr. Koch is also a Chartered Financial Analyst. Mr. Koch has co-managed the Fund since December 1994.
                         STRONG AMERICAN UTILITIES FUND
WILLIAM H. REAVES. Mr. Reaves, the Fund's senior co-manager, has been the President and Chief Investment Officer, Portfolio Manager, and Utilities Analyst of Reaves since 1961. He has worked as a utilities analyst since 1946. WILLIAM A. FERER. Mr. Ferer, a co-manager of the Fund, has been a Vice President, Portfolio Manager, and Energy Analyst of Reaves since 1987. He has worked as a securities analyst since 1971.
RONALD J. SORENSON. Mr. Sorenson, a co-manager of the Fund, has been a Vice President and Portfolio Manager of Reaves since 1991. For three years prior to that, he was a partner and portfolio manager of PVF Inc., an investment advisory firm. For a two-year period prior to that, Mr. Sorenson was the Chairman of the Board and Chairman of the Investment Committee of The American Life Insurance Company of New York. Mr. Sorenson has acted as President of RWS Energy Services, Chief Financial Officer of Emerging Market Services A.G., Controller of Triad Holding Corporation S.A., and was a C.P.A. for Arthur Young & Co.
MARK D. LUFTIG. Mr. Luftig, a co-manager of the Fund, has been a Vice President and Utilities Analyst of Reaves since January 1995. Prior to joining Reaves, he was the Executive Vice President and Director of Equity Research at Kemper Securities, Inc., where he worked since 1992. For approximately three years prior to that, Mr. Luftig served as the Vice President of the National Economic Research Association, Inc. From 1975 until 1989, he worked at Salomon Brothers Inc. as the Director of Research.
                           STRONG BLUE CHIP 100 FUND
KAREN E. MCGRATH. Ms. McGrath serves as the portfolio manager of the Fund. Ms. McGrath, a Chartered Financial Analyst with more than 25 years of investment experience, joined the Advisor in October 1995. For two years prior to joining the Advisor, she served as a portfolio manager of equity accounts and President of National Investment Services, Inc. ("NIS"). From January 1990 until December 1993, she served as a portfolio manager of equity accounts and Vice President and Senior Vice President of National Investment Services of America, Inc., a predecessor organization to NIS. Ms. McGrath began her career at Loomis Sayles & Company, Inc., where she worked as a portfolio manager of equity accounts for over 15 years. Ms. McGrath received her B.S. in Accounting in 1959 from Marquette University. Ms. McGrath has managed the Fund since its inception in June 1997.


                            STRONG TOTAL RETURN FUND
RONALD C. OGNAR. Mr. Ognar co-manages the Fund. Mr. Ognar, a Chartered
Financial Analyst with more than 25 years of investment experience, joined the Advisor in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. Mr. Ognar received his B.S. in Accounting in 1968 from the University of Illinois. Mr. Ognar has co-managed the Fund since December 1994.
IAN J. ROGERS. In October 1994, Mr. Rogers joined Mr. Ognar as co-portfolio manager of the Fund. Mr. Rogers has worked with Mr. Ognar as an equity analyst since joining the Advisor in August 1993. Prior to joining the Advisor, Mr. Rogers worked for seven years as an equity analyst with Kemper Financial Services in Chicago. For approximately two years prior to that, he was an equity analyst for Allstate Insurance. Mr. Rogers began his investment career in 1983 as an equity analyst for Comerica Bank in Detroit. Mr. Rogers received his B.S. in Business Administration in 1966 from Ferris State College and his M.B.A. in Finance in 1983 from Central Michigan University.
                           STRONG EQUITY INCOME FUND
                         STRONG GROWTH AND INCOME FUND
RIMAS M. MILAITIS. Information concerning Mr. Milaitis is set forth above under "Strong Asset Allocation Fund".
                         STRONG LIMITED RESOURCES FUND
MARK A. BASKIR. Mr. Baskir manages the Fund. Mr. Baskir, a Chartered Financial Analyst with more than 30 years of investment experience, joined Scarborough in February 1997. Prior to joining Scarborough, he was an investment adviser at Peckland Associates. Prior to that, Mr. Baskir worked at Neuberger & Berman
LLC, which he joined in 1970. While at Neuberger & Berman, he specialized in energy stocks as a research analyst (1970-96) and as the portfolio manager (1983-96) for separate accounts. From 1987-92, he managed or co-managed the Energy Fund (now called the Focus Fund). Mr. Baskir received his B.A. in Political Science from Princeton University in 1964 and an M.B.A. from the Columbia University Graduate School of Business Administration in 1967.
TRANSFER AND DIVIDEND-DISBURSING AGENT
The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds. DISTRIBUTOR
Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.
ORGANIZATION
SHAREHOLDER RIGHTS. The Asset Allocation and Total Return Funds are Wisconsin corporations that are authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. The American Utilities Fund, Equity Income, Growth and Income, Blue Chip 100, and Limited Resources Funds are series of common stock of Strong Conservative
Equity Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act.
Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Fund to assist the shareholders in calling such a meeting.

SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.
DISTRIBUTIONS AND TAXES
PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from a Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing the Fund. The Fund must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains and gains from foreign currency transactions annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.
If you have chosen to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by a Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Funds' distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
If a Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.
YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.
SHARES SOLD OR EXCHANGED. Your redemption of shares of the Fund may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of the Fund for shares of another Strong Fund. If you purchase shares of a Fund within 30 days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."

BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in a Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.
BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.
TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the IRC and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.
PERFORMANCE INFORMATION
Each Fund may advertise a variety of types of performance information, including "average annual total return," "total return," "cumulative total return," and "yield." Each of these figures is based upon historical results and does not represent the future performance of a Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.
Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. A Fund's yield is a measure of the net investment income per share earned by the Fund over a specific one-month period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period.

                               SHAREHOLDER MANUAL

HOW TO BUY SHARES                                                        II-1
DETERMINING YOUR SHARE PRICE                                             II-5
HOW TO SELL SHARES                                                       II-6
SHAREHOLDER SERVICES                                                     II-9
REGULAR INVESTMENT PLANS                                                 II-10
RETIREMENT PLAN SERVICES                                                 II-12
SPECIAL SITUATIONS                                                       II-12


HOW TO BUY SHARES
All the Strong Funds are 100% NO-LOAD, meaning you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because each Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund receives and accepts your purchase order.
Whether you are opening a new account or adding to an existing one, the Fund provides you with several methods to buy its shares.

                             TO OPEN A NEW ACCOUNT

MAIL     BY CHECK
         Complete and sign the application. Make your check or money order payable to "Strong Funds."
         Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If
         you're using an express delivery service, send to Strong Funds, 900 Heritage
         Reserve, Menomonee Falls, Wisconsin 53051.
         BY EXCHANGE
         Call 1-800-368-3863 for instructions on establishing an account with an exchange by mail.

TELEPHONE            BY EXCHANGE
                     Call 1-800-368-3863 to establish a new account by exchanging funds from
1-800-368-3863       an existing Strong Funds account.
24 HOURS A DAY,      Sign up for telephone exchange services when you open your account. To
7 DAYS A WEEK        add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
                     Please note that your accounts must be identically registered and that you must exchange enough into the new account to meet the minimum initial investment.
                     Or use STRONG DIRECTSM, Strong Funds' automated telephone response system.
                     Call 1-800-368-7550.

IN PERSON  Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800
           368-3863 for hours and directions.
           The Investor Center can only accept checks or money orders.

WIRE  Call 1-800-368-3863 for instructions on opening an account by wire.

AUTOMATICALLY  USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
               If you sign up for Strong's Automatic Investment Plan when you open your account and contribute monthly, Strong Funds will waive the Fund's minimum initial investment (see chart on page II-4).
               Complete the Automatic Investment Plan section on the account application.
               Mail to the address indicated on the application.

BROKER-DEALER   You may purchase shares in the Fund through a broker-dealer or other institution that may charge a transaction fee.
                Strong Funds may only accept requests to purchase shares into a broker dealer street name account from the broker-dealer.

                         TO ADD TO AN EXISTING ACCOUNT

BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
Or use STRONG DIRECT SM, Strong Funds' automated telephone response system. Call 1-800-368-7550.

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call
  1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.

Call 1-800-368-3863 for instructions on adding to an account by wire.

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one eligible Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase shares into a broker-dealer street name account from the broker-dealer.

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund reserves the right to decline to accept your purchase order upon receipt for any reason.
- Minimum Investment Requirements:

        To open a regular account
          Asset Allocation Fund                                            $250
          American Utilities, Equity Income, Growth and Income,
          Blue Chip 100, Limited Resources, and Total Return Funds       $2,500

        To open a regular IRA, Roth IRA, or one-person SEP account         $250

        To open an Education IRA account                                  $500*

        To open an UGMA/UTMA account                                       $250

        To open a SIMPLE, SEP-IRA, Keogh, Profit Sharing     the lesser of $250
        or Money Purchase Pension Plan, or 403(b) account     or $25 per month

        To open a qualified retirement plan account where the Advisor
        or a financial intermediary provides administrative services     No Minimum

        To add to an existing account                                       $50


* Not eligible for the Automatic Investment Plan and No-Minimum Investment Program.
The Funds offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan and invest monthly (described on page II-11). Unless you participate in the Strong No-Minimum Investment Program, please ensure that your purchases meet the minimum investment requirements.
Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.
DETERMINING YOUR SHARE PRICE
Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining the NAV.

A Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by each Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.
Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Funds value their foreign assets in U.S. dollars on a daily basis, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.
HOW TO SELL SHARES
You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations - Signature Guarantees.")


                                            TO SELL SHARES

---------------------------

MAIL
                             FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
FOR YOUR PROTECTION CERTAIN  Write a "letter of instruction" that includes the following information:
REDEMPTION REQUESTS MAY      your account number, the dollar amount or number of shares you wish
REQUIRE A SIGNATURE          to redeem, each owner's name, your street address, and the signature of
GUARANTEE. SEE "SPECIAL      each owner as it appears on the account.
SITUATIONS - SIGNATURE       Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If
GUARANTEES."                 you're using an express delivery service, send to 900 Heritage Reserve,
                             Menomonee Falls, Wisconsin 53051.
                             FOR TRUST ACCOUNTS
                             Same as above. Please ensure that all trustees sign the letter of instruction.
                             FOR OTHER REGISTRATIONS
                             Call 1-800-368-3863 for instructions.


TELEPHONE          Sign up for telephone redemption services when you open your account.
1-800-368-3863     To add the telephone redemption option to your account, call 1-800-368
24 HOURS A DAY,    3863 for a Shareholder Account Options Form.
7 DAYS A WEEK      Once the telephone redemption option is in place, you may sell shares by phone and arrange to receive the proceeds in one of three ways:
                   TO RECEIVE A CHECK BY MAIL
                   At no charge, we will mail a check to the address to which your account is registered.
                   TO DEPOSIT BY EFT
                   At no charge, we will transmit the proceeds by Electronic Funds
                   Transfer (EFT) to a pre-authorized bank account. Usually, the funds will arrive at your bank two banking days after we process your redemption.
                   TO DEPOSIT BY WIRE
                   For a $10 fee, we will transmit the proceeds by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next banking day after we process your redemption.
                   You may also use STRONG DIRECTSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.


AUTOMATICALLY  You can set up automatic withdrawals from your account at regular intervals. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863.

BROKER-DEALER  You may also redeem shares through broker-dealers or financial intermediaries who may charge a transaction fee.

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES
- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check or electronic transaction has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
                              REDEMPTIONS IN KIND
If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS
- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Funds reasonably believe that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes. In these situations, investors may want to consider using STRONGDIRECTSM, our automated telephone system, to effect such a transaction by calling 1-800-368-7550.
SHAREHOLDER SERVICES
                              INFORMATION SERVICES
24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.
STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the STRONG DIRECTSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code.
STRONG NETDIRECTSM. Available 24 hours a day from your personal computer, STRONG NETDIRECTSM allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.
To register for netDirect, please visit our web site at http://www.strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.
STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as an annual report containing audited financial statements and a semi-annual report.
To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus. CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible or call us at 1-800-368-3863 if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
     1.      a written request to change the address,
     2.      the account number(s) for which the address is to be changed,
     3.      the new address, and
     4.      the signatures of all owners of the accounts.
Please send your request to the address on the cover of this Prospectus. Changes to an account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.
                              TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing, by telephone, or through your personal computer. By establishing exchange services, you authorize the Fund and its agents to act upon your instruction through the telephone or personal computer to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase of Fund shares. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder at any time.
REGULAR INVESTMENT PLANS
Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.
AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking, savings, or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.
PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
To establish Direct Deposit for your account, call 1-800-368-3863 to request a form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.
AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863. To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.
SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.
RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, call 1-800-368-3863. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE, SEP, Keogh, 403(b)(7), pension or profit sharing), call 1-800-368-2882 and a Strong Retirement Plan Specialist will help you determine which retirement plan would be best for your company. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
SPECIAL SITUATIONS
POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.
CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone and wire redemption will not be established.
If you are investing as a trustee (including trustees of a retirement plan), please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.
FINANCIAL INTERMEDIARIES. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if your purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.
SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:
- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $50,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer on death account.
     A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                                    APPENDIX
RATINGS OF DEBT OBLIGATIONS

                     STANDARD & POOR'S  MOODY'S INVESTOR                    DUFF & PHELPS  THOMSON
         DEFINITION  RATINGS GROUP      SERVICES          FITCH IBCA, INC.  RATING CO.     BANKWATCH, INC.
-------------------  -----------------  ----------------  ----------------  -------------  ---------------
    Highest quality                AAA               Aaa               AAA            AAA              AAA
       High quality                 AA                Aa                AA             AA               AA
 Upper medium grade                  A                 A                 A              A                A
       Medium grade                BBB               Baa               BBB            BBB             BBB
          Low grade                 BB                Ba                BB             BB               BB
        Speculative                  B                 B                 B              B                B
        Submarginal         CCC, CC, C           Caa, Ca        CCC, CC, C            CCC          CCC, CC
Probably in default                  D                 C        DDD, DD, D             DD                D

                                   APPENDIX
ASSET COMPOSITION
For the fiscal year ended October 31, 1997, the Asset Allocation Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.

                        Asset Allocation Fund

                        RATED                  ADVISOR'S ASSESSMENT OF
             RATING     SECURITIES*            UNRATED SECURITIES
-------------------    ---------------------  -----------------------
                AAA     14.5%                  0%
                 AA     0.8                    0
                  A     0.9                    0
                BBB     3.6                    0
                 BB     3.9                    0.3
                  B     8.1                    1.0
                CCC     0.1                    1.2
                 CC     0                      0
                  C     0                      0
                  D     0                      0
  Total Debt Assets     31.9+                  2.5 =     34.4%
Total Equity Assets                            +65.6
                                               100%

* The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see the preceding table for the rating categories of the five NRSROs)